Offerings - Offering: 1	Jan. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,049,921.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 283.09
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 129,516 Shares (approximately 3.00% of the net assets of the Fund as of December 31, 2025) based on a net asset value per Class Y Share, Class I Share and Class R Share as of close of business on December 31, 2025 of $15.84, $15.82 and $15.71, respectively.